UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 14, 2010
                Date of Report (Date of Earliest Event Reported)


                              CASEY CONTAINER CORP
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                        333-140445                20-5619324
(State of Other Jurisdiction of        (Commission             (I.R.S. Employer
Incorporation or Organization)         File Number)          Identification No.)

                  7255 East Alfredo Drive, Scottsdale, AZ 85258
               (Address of Principal Executive Offices) (Zip Code)

                                  602-819-4181
              (Registrant's Telephone Number, including Area Code)


                              SAWADEE VENTURES, INC
             9003 Reseda Boulevard, Suite 205A, Northridge, CA 91324
          (Former Name or Former Address, if Changed Since Last Report)

                            Michael M. Kessler, Esq.
                       3436 American River Drive, Suite 11
                              Sacramento, CA 95864
                          (916) 239-4000 (916) 239-4000
            (Name, Address and Telephone Number of Agent for Service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS

Effective as of January 12, 2010 Ms. Rachna Khanna tendered her resignation as the President, CEO, CFO and Director.

Mr. James Casey, Mr. Terry Neild and Robert Seaman were appointed as Directors of the Company. Mr. Casey will fill the position of President, Mr. Terry Neild will become Chief Executive Officer, Chief Financial Officer and Secretary and Mr. Seaman will be Vice- President-Operations.

Mr. James Casey has more then 30 years experience in sales, marketing and distribution. Previously he served in a senior management position with the US Industrial Chemical Co where he gained extensive experience in plastic extrusion methods, blow molding of plastic containers. At Merck Darmstadt in West Germany, Mr. Casey was responsible for, for the company's leading edge generic engineering products that were marketed to medical schools, pharmaceutical companies, various research organizations and the US Food and Drug Administration. Mr. Casey is and alumnus of Loyola College in Baltimore where he received his B.S. in Chemistry and Biochemistry. He served as a Naval Aviator from 1968 to1971.

Mr. Terry Neild was previously President and CEO of Clearly Canadian Beverage Corporation and Jolt Beverages Corporation, both successful retail specialty beverage and bottled water companies. Throughout his 35-year career as a business leader and innovator, Mr. Neild has built a depth of proven entrepreneurial skills in a variety of industries. He has guided the development of several start-up companies; bringing them to a substantial success. Mr. Neild, who is a Certified Management Accountant, has held senior financial positions in Fortune 500 companies.

Mr. Robert ("Bob") Seaman has a wealth of bottling and manufacturing industry experience. He has held numerous leadership positions in his 37 years of work in manufacturing, mechanical engineering, and machine installation and repairs. He has installed, tested, repaired and run bottling equipment in many foreign countries and most US states, producing a vast array of product containers. In the water sector alone, Seaman has set up bottling plants for Fiji Water, Ozarka Water, Penta Water and many others. He holds a Bachelor's Degree as an Industrial Engineering from Purdue University and held the rank of Sgt. E-7 in the United States Army

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE FISCAL
           YEAR

Effective January 12, 2010

AMENDMENTS TO ARTICLES OF INCORPORATION

The certificate of incorporation of the Corporation where amended by replacing the First Article in it entirety with the following:

FIRST ARTICLE

NAME: The name of the Corporation is: CASEY CONTAINER CORP.

The certificate of incorporation of the Corporation is hereby amended by replacing the Fourth Article in it entirety with the following:

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
FOURTH ARTICLE

SHARES: The aggregate number of shares which this Corporation will have authority to issue is Two Hundred sixty Million (260,000,000) par value $0.001 per share, 250,000,000 of which will be designated "Common Stock" and Ten Million (10,000,000) of which will be designated "Preferred Stock".

1. Voting Rights; Cumulative Voting. Each outstanding share of Common Stock will be entitled to one vote and each fractional share of Common Stock will be entitled to a corresponding fractional vote on each matter submitted to a vote of shareholders. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of shareholders. Except as otherwise provided by these Articles of Incorporation or the provisions of corporate law of the State of Nevada, if a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter will be the act of the shareholders. When, with respect to any action to be taken by shareholders of this Corporation, the laws of Nevada require the vote or concurrence of the holders of two-thirds of the outstanding shares, of the shares entitled to vote thereon, or of any class or series, such action may be taken by the vote or concurrence of a majority of such shares or class or series thereof. Cumulative voting will not be allowed in the election of directors of this Corporation.

2. Preferred Stock. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

3. Denial of Preemptive Rights. No holder of any shares of the Corporation, whether now or hereafter authorized, will have any preemptive or preferential right to acquire any shares or securities of the Corporation, including shares or securities held in the treasury of the Corporation.

4. The amendment of the articles of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and a majority of the Corporation's stockholders in accordance with the provisions of corporate law of the State of Nevada.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("the Exchange Act"), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

None

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CASEY CONTAINER CORP


                                  By: /s/ Terry Neild
                                     -------------------------------------------
Date: January 14, 2010                Terry Neild, CEO, CFO, Secretary, Director


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